                                FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d)
                      of the Securities Act of 1934


       Date of Report (Date of earliest event reported) March 25, 1997
                                                       ---------------------



                     AMERICAN ENTERTAINMENT GROUP, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



    COLORADO                      0-22174                    83-0277375
-----------------            ------------------         --------------------
(State or Other                 (Commission                (IRS Employer
Jurisdiction of                 File Number)             Identification No.)
Incorporation
or Organization)



                            160 Bedford Road, Suite 306
                         Toronto, Ontario, Canada M5R 2K9
                --------------------------------------------------
                (Address of Principal Executive Offices, Zip Code)



                                 (416) 920-1919
               ----------------------------------------------------
               (Registrant's telephone number, including area code)

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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS.
         Not Applicable

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         The Registrant has sold a total of $500,000 of 7% Convertible Debentures, each Debenture certificate with a $10,000 face value, to two corporations, each residents of Canada, pursuant to Regulation S. The Debentures are convertible into the common stock of the Registrant beginning 45 days after March 21, 1997 at the lesser of (a) the market price on Closing, or (b) 70% of the market price on the Conversion Date. The market price is defined as the average closing bid price of the common stock on the five trading days immediately preceding the Closing or Conversion Date, as may be applicable.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  AMERICAN ENTERTAINMENT GROUP, INC.



                                  By:        /s/ Joel Wagman
                                     -------------------------------
                                               Joel Wagman
                                               Chairman

Dated: March 25, 1997